MET INVESTORS SERIES TRUST
                                  5 Park Plaza
                                   Suite 1900
                            Irvine, California 92614

                                 January 7, 2008




Dear Contract Owner:

         As an Owner of a variable annuity or variable life insurance contract (the "Contract") issued by MetLife Insurance Company of CT, (the "Insurance Company"), you have the right to instruct the Insurance Company how to vote certain shares of the Batterymarch Mid-Cap Stock Portfolio (the "Portfolio") of Met Investors Series Trust (the "Trust") at a Special Meeting of Shareholders to be held on February 28, 2008. Although you are not directly a shareholder of the Portfolio, some or all of your Contract value is invested, as provided by your Contract, in the Portfolio. Accordingly, you have the right under your Contract to instruct the Insurance Company how to vote the Portfolio's shares that are attributable to your Contract at the Special Meeting. Before the Special Meeting, I would like your vote on the important proposal described in the accompanying Prospectus/Proxy Statement.

         The Prospectus/Proxy Statement describes the proposed reorganization of the Portfolio. All of the assets of the Portfolio would be acquired by Lazard Mid-Cap Portfolio ("Lazard Mid-Cap"), a series of the Trust, in exchange for shares of Lazard Mid-Cap and the assumption by Lazard Mid-Cap of the liabilities of the Portfolio. Lazard Mid-Cap's investment objective is substantially similar to the investment objective of the Portfolio and Lazard Mid-Cap's investment policies are similar to those of the Portfolio.

         You will receive Class A shares of Lazard Mid-Cap having an aggregate net asset value equal to the aggregate net asset value of your Portfolio's shares. Details about Lazard Mid-Cap's investment objective, performance, and management team are contained in the attached Prospectus/Proxy Statement. For federal income tax purposes, the transaction is expected to be a non-taxable event for shareholders and Owners.

         The Board of Trustees has approved the proposal for the Portfolio and recommends that you vote FOR the proposal.

         I realize that this Prospectus/Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposal. If you attend the meeting, you may give your voting instructions in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed voting form in the enclosed postage-paid envelope. You may also transmit your voting instructions by telephone, fax, or through the Internet. Instructions on how to complete the voting instructions form or vote by telephone, fax, or through the Internet are included immediately after the Notice of Special Meeting.




         If you have any questions about the voting instructions form please call the Trust at 1-800-848-3854. If we do not receive your completed voting instructions form or your telephone, fax or Internet vote within several weeks, you may be contacted by Computshare Fund Services, our proxy solicitor, who will remind you to pass on your voting instructions.


         Thank you for taking this matter seriously and participating in this important process.



                                             Sincerely,

                                             /s/ Elizabeth M. Forget
                                             Elizabeth M. Forget
                                             President
                                             Met Investors Series Trust

                           MET INVESTORS SERIES TRUST
                                  5 Park Plaza
                                   Suite 1900
                            Irvine, California 92614

                      Batterymarch Mid-Cap Stock Portfolio

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held on February 28, 2008

To the Shareholders of Met Investors Series Trust:

         NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of the Batterymarch Mid-Cap Stock Portfolio of Met Investors Series Trust (the "Trust"), a Delaware statutory trust, will be held at the offices of the Trust, 260 Madison Avenue, 10th Floor, New York, New York 10016 on February 28, 2008 at 10:00 a.m. Eastern Time and any adjournments thereof (the "Special Meeting") for the following purpose:

1. To consider and act upon an Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all of the assets of Batterymarch Mid-Cap Stock Portfolio ("Batterymarch Mid-Cap Stock") by Lazard Mid-Cap Portfolio ("Lazard Mid-Cap"), a series of the Trust, in exchange for shares of Lazard Mid-Cap and the assumption by Lazard Mid-Cap of the liabilities of Batterymarch Mid-Cap Stock. The Plan also provides for distribution of these shares of Lazard Mid-Cap to shareholders of Batterymarch Mid-Cap
     Stock in liquidation and subsequent termination of Batterymarch Mid-Cap Stock. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of Batterymarch Mid-Cap Stock.

         The Board of Trustees has fixed the close of business on November 30, 2007 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.

                                    By order of the Board of Trustees


                                    Richard C. Pearson
                                    Secretary


January 7, 2008

CONTRACT OWNERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING VOTING INSTRUCTIONS FORM IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR FOLLOW THE INSTRUCTIONS IN THE MATERIALS RELATING TO TELEPHONE, FAX OR INTERNET VOTING. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE VOTING INSTRUCTIONS FORM ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE. IT IS IMPORTANT THAT THE FORM BE RETURNED PROMPTLY.

                INSTRUCTIONS FOR SIGNING VOTING INSTRUCTIONS FORM

         The following general rules for signing voting instructions forms may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your voting instructions form properly.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the voting instructions form.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instructions form.

         3. All Other Accounts: The capacity of the individual signing the voting instructions form should be indicated unless it is reflected in the form of registration. For example:




         Registration                                                  Valid Signature

         Corporate Accounts

         (1)      ABC Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . ABC Corp.

         (2)      ABC Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . John Doe, Treasurer

         (3) ABC Corp.
                  c/o John Doe, Treasurer . . . . . . . . . . . . . . . . ....  John Doe

         (4)      ABC Corp. Profit Sharing Plan . . . . . . . . . . .........   John Doe, Trustee

         Trust Accounts

         (1)      ABC Trust . . . . . . . . . . . . . . . . . . . . . . . . . . Jane B. Doe, Trustee

         (2) Jane B. Doe, Trustee
                  u/t/d 12/28/78 . . . . . . . . . . . . . . . . . . . . . . . .Jane B. Doe

         Custodial or Estate Accounts

         (1) John B. Smith, Cust.
                  f/b/o John B. Smith, Jr. UGMA . . . . . . . . . ..........    John B. Smith

         (2)      Estate of John B. Smith . . . . . . . . . . . . . . . .....   John B. Smith, Jr., Executor



INSTRUCTIONS FOR VOTING OVER THE INTERNET


To vote your voting instructions form via the Internet follow the four easy steps below.


1. Read the accompanying proxy information and voting instructions form.

2. Go to www.proxy-direct.com.

3. Enter the 14-digit "CONTROL NO." from your voting instructions form.

4. Follow the simple online instructions.

You do not need to return your voting instructions form if you vote via an Internet site.


INSTRUCTIONS FOR VOTING BY TELEPHONE

Call 1-866-235-4258 and follow the simple instructions. Have your proxy card ready.


INSTRUCTIONS FOR VOTING BY FAX

Call toll free 1-888-796-9932.

                    ACQUISITION OF ASSETS AND LIABILITIES OF

                      BATTERYMARCH MID-CAP STOCK PORTFOLIO
                                   a series of
                           Met Investors Series Trust
                            5 Park Plaza, Suite 1900
                            Irvine, California 92614
                                 (800) 848-3854

                        BY AND IN EXCHANGE FOR SHARES OF

                            LAZARD MID-CAP PORTFOLIO
                                   a series of
                           Met Investors Series Trust


                           PROSPECTUS/PROXY STATEMENT


                              DATED JANUARY 7, 2008



         This Prospectus/Proxy Statement is being furnished in connection with the proposed Agreement and Plan of Reorganization which will be submitted to shareholders of Batterymarch Mid-Cap Stock Portfolio ("Batterymarch Mid-Cap Stock"), a series of Met Investors Series Trust (the "Trust"), for consideration at a Special Meeting of Shareholders to be held on February 28, 2008 at 10:00 a.m. Eastern time at the offices of the Trust, 260 Madison Avenue, 10th Floor, New York, New York 10016, and any adjournments thereof (the "Meeting").

                                     GENERAL

         Subject to the approval of Batterymarch Mid-Cap Stock's shareholders, the Board of Trustees of the Trust has approved the proposed reorganization of Batterymarch Mid-Cap Stock into Lazard Mid-Cap Portfolio ("Lazard Mid-Cap"), a series of the Trust. Batterymarch Mid-Cap Stock and Lazard Mid-Cap are sometimes referred to in this Prospectus/Proxy Statement individually as a "Portfolio" and collectively as the "Portfolios."

         MetLife Insurance Company of CT, an affiliate of Metropolitan Life Insurance Company ("MetLife"), is the record owner of Batterymarch Mid-Cap Stock's shares and at the Meeting will vote the shares of Batterymarch Mid-Cap Stock held in its separate accounts.

         MetLife Insurance Company of CT is referred to as the "Insurance Company".

         As an owner of a variable life insurance or annuity contract (a "Contract") issued by the Insurance Company, you have the right to instruct the Insurance Company how to vote the shares of Batterymarch Mid-Cap Stock that are attributable to your Contract at the Meeting. Although you are not directly a shareholder of Batterymarch Mid-Cap Stock, you have this right because some or all of your Contract value is invested, as provided by your Contract, in Batterymarch Mid-Cap Stock. For simplicity, in this Prospectus/Proxy Statement:

     o "Record Holder" of Batterymarch Mid-Cap Stock refers to each Insurance Company which holds Batterymarch Mid-Cap Stock's shares of record unless indicated otherwise in this Prospectus/Proxy Statement;

     o "shares" refers generally to your shares of beneficial interest in the Portfolio; and

     o    "shareholder" or "Contract Owner" refers to you.


         In the Reorganization, all of the assets of Batterymarch Mid-Cap Stock will be acquired by Lazard Mid-Cap in exchange for Class A shares of Lazard Mid-Cap and the assumption by Lazard Mid-Cap of the liabilities of Batterymarch Mid-Cap Stock (the "Reorganization"). If the Reorganization is approved, Class A shares of Lazard Mid-Cap will be distributed to each Record Holder in liquidation of Batterymarch Mid-Cap Stock, and Batterymarch Mid-Cap Stock will be terminated as a series of the Trust. You will then hold that number of full and fractional shares of Lazard Mid-Cap which have an aggregate net asset value equal to the aggregate net asset value of your shares of Batterymarch Mid-Cap Stock.


         Batterymarch Mid-Cap Stock and Lazard Mid-Cap are each separate diversified series of the Trust, a Delaware statutory trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective of Batterymarch Mid-Cap Stock is substantially similar to that of Lazard Mid-Cap, as follows:

-------------- -------------------------------------------------------------
                      Portfolio           Investment Objective
-------------------------------------------------------------------
-------------------------------------------------------------------
Batterymarch Mid-Cap Stock                   Growth of capital
-------------------------------------------------------------------
-------------------------------------------------------------------
Lazard Mid-Cap                               Long-term growth of capital
----------------------------------------------------------------------------


         The investment strategies for Batterymarch Mid-Cap Stock are similar to those of Lazard Mid-Cap: each invests at least 80% of its assets in the equity securities of companies with medium market capitalizations. However, Batterymarch Mid-Cap Stock does not anticipate that foreign securities will exceed 20% of its net assets while Lazard Mid-Cap may invest up to 25% of its total assets in foreign securities. In addition, Lazard Mid-Cap may invest in synthetic instruments in complying with its 80% investment requirement. Synthetic instruments are instruments that have economic characteristics similar to the Portfolio's direct investment, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. Further, the weighted average market capitalization of companies invested in by Batterymarch Mid-Cap Stock as of September 30, 2007 was $6.4 billion compared to the weighted average market of $6.8 billion of companies invested in by Lazard Mid-Cap.


         This Prospectus/Proxy Statement explains concisely the information about Lazard Mid-Cap that you should know before voting on a Reorganization. Please read it carefully and keep it for future reference. Additional information concerning each Portfolio and Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission ("SEC"):


---------------------------- --------------------------------------------------
Information about Batterymarch Mid-Cap Stock:                         How to Obtain this Information:
--------------------------------------------                          ------------------------------
--------------------------------------------------------------------- --------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Prospectus of the Trust relating to Batterymarch Mid-Cap Stock,       Copies are available upon request and without
dated April 30, 2007                                                  charge if you:

Statement of Additional Information of the Trust relating to               o Write to the Trust at the address listed
Batterymarch Mid-Cap Stock, dated April 30, 2007, as                         on the dover page of this Prospectus/Proxy;
supplemented on November 12, 2007                                            or

Annual Report of the Trust relating to Batterymarch Mid-Cap Stock          o Call (800) 848-3854 toll-free.
for the fiscal year ended December 31, 2006

Semi-Annual Report of the Trust relating to
Batterymarch Mid-Cap Stock for the six-month period ended June 30, 2007
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Information about Lazard Mid-Cap:                                      How to Obtain this Information:
--------------------------------                                       ------------------------------
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Prospectus of the Trust relating to Lazard Mid-Cap, dated April        A copy is available upon request without charge if
30, 2007, which accompanies this Prospectus/Proxy Statement            you:

                                                                             o Write to the Trust listed on the cover
Statement of Additional Information of the Trust relating to                   page of this Prospectus/Proxy Statement; or
Lazard Mid-Cap, dated April 30, 2007, as supplemented on
November 12, 2007                                                            o Call (800) 848-3854 toll-free.

Annual Report of the Trust relating to Lazard Mid-Cap, for the year ended December 31, 2006

Semi-Annual Report of the Trust relating to Lazard Mid-Cap
for the six-month period ended June 30, 2007
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Information about the Reorganization:                             How to Obtain this Information:
------------------------------------                              ------------------------------
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

Statement of Additional Information dated January 7, 2008, which        A copy is available upon request and without charge
relates to this Prospectus/Proxy Statement and the Reorganization       if you:

                                                                             o Write to the Trust at the address listed
                                                                               on the cover page of this Prospectus/Proxy
                                                                               Statement; or

                                                                             o Call (800) 848-3854 toll-free.
-----------------------------------------------------------------------------------------------------------------------

     You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following E-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549, or the regional offices of the SEC located at 233 Broadway, New York, N.Y. 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL. 60604. Information on the operation of the Public Reference Branch may be obtained by calling (202) 551-5850.


         Information relating to Batterymarch Mid-Cap Stock and Lazard Mid-Cap contained in the Prospectuses of the Trust dated April 30, 2007 (SEC File No. 811-10183), is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.) The Statement of Additional Information dated January 7, 2008 relating to this Prospectus/Proxy Statement and the Reorganization, which includes the financial statements of the Trust relating to Batterymarch Mid-Cap Stock and Lazard Mid-Cap for the fiscal year ended December 31, 2006 and the six month period ended June 30, 2007, and pro forma financial statements of the Trust relating to Lazard Mid-Cap for the twelve month period ended June 30, 2007, is incorporated by reference in its entirety in this document.


-------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------

         An investment in Lazard Mid-Cap through a Contract:

     o    is not a deposit of, or guaranteed by, any bank

     o is not insured by the FDIC, the Federal Reserve Board or any other government agency

     o    is not endorsed by any bank or government agency

     o involves investment risk, including possible loss of the purchase payment of your original investment




                                TABLE OF CONTENTS

                                                                                                                 Page
SUMMARY...........................................................................................................6
         Why is the Reorganization being proposed?................................................................6
         What are the key features of the Reorganization?.........................................................6
         After the Reorganization, what shares of Lazard Mid-Cap will I own?......................................7
         How will the Reorganization affect me?...................................................................7
         Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?..............................................................................8
         How do the Trustees recommend that I vote?...............................................................8
         How do the Portfolios' investment objectives, principal investment strategies and risks compare?.........8
         How do the Portfolios' fees and expenses compare?.......................................................10
         How do the Portfolios' performance records compare?.....................................................12
         What will be the primary federal tax consequences of the Reorganization?................................17
RISKS............................................................................................................17
         Are the risk factors for the Portfolios similar?........................................................17
         What are the primary risks of investing in each Portfolio?..............................................17
         Are there any other risks of investing in each Portfolio?...............................................20

INFORMATION ABOUT THE REORGANIZATION.............................................................................21
         Reasons for the Reorganization..........................................................................21
         Agreement and Plan of Reorganization....................................................................22
         Federal Income Tax Consequences.........................................................................23
         Pro Forma Capitalization................................................................................25
         Distribution of Shares..................................................................................26
         Purchase and Redemption Procedures......................................................................27
         Exchange Privileges.....................................................................................27
         Dividend Policy.........................................................................................27

COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS..................................................................28
         Form of Organization....................................................................................28
         Capitalization..........................................................................................28
         Shareholder Liability...................................................................................29
         Shareholder Meetings and Voting Rights..................................................................29
         Liquidation.............................................................................................30
         Liability and Indemnification of Trustees...............................................................30

VOTING INFORMATION CONCERNING THE MEETING........................................................................31
         Shareholder Information.................................................................................33
         Control Persons and Principal Holders of Securities.....................................................33
FINANCIAL STATEMENTS AND EXPERTS.................................................................................34
LEGAL MATTERS....................................................................................................35
ADDITIONAL INFORMATION...........................................................................................35
OTHER BUSINESS...................................................................................................35
EXHIBIT A  Form of Agreement and Plan of Reorganization ........................................................A-1


                                          SUMMARY

      THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES OF THE REORGANIZATION. IT MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT
      TO YOU. TO UNDERSTAND THE REORGANIZATION, YOU SHOULD READ THIS ENTIRE
                  PROSPECTUS/PROXY STATEMENT AND THE EXHIBITS.

         This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectus and Statement of Additional Information relating to the Portfolios and the form of the Agreement and Plan of Reorganization (the "Plan"), which is attached to this Prospectus/Proxy Statement as Exhibit A.

Why is the Reorganization being proposed?

         The Reorganization is part of a restructuring designed to eliminate the offering of overlapping funds in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts issued by MetLife and its affiliates. Moreover, it is anticipated that Batterymarch Mid-Cap Stock's assets will not continue to grow in the future and may decrease due to the removal of Batterymarch Mid-Cap Stock from the available investment options under certain Contracts. In addition, the total fund expenses of Lazard Mid-Cap, assuming the Reorganization is consummated, will be less than those of Batterymarch Mid-Cap Stock. Therefore, the Trustees believe that the Reorganization is in the best interests of Batterymarch Mid-Cap Stock's shareholders.

What are the key features of the Reorganization?

         The Plan sets forth the key features of the Reorganization. For a complete description of each Reorganization, see Exhibit A. The Plan generally provides for the following:

     o the transfer in-kind of all of the assets of Batterymarch Mid-Cap Stock to Lazard Mid-Cap in exchange for shares of Lazard Mid-Cap;

     o the assumption by Lazard Mid-Cap of all of the liabilities of Batterymarch Mid-Cap Stock;

     o the liquidation of Batterymarch Mid-Cap Stock by distribution of Class A shares of Lazard Mid-Cap to Batterymarch Mid-Cap Stock's Record Holders; and

     o the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.


         The Reorganization is expected to be completed on or about April 28, 2008.

After the Reorganization, what shares of Lazard Mid-Cap will I own?

         If you own Class A shares of Batterymarch Mid-Cap Stock, you will own Class A shares of Lazard Mid-Cap.

         The new shares you receive will have the same total value as your shares of Batterymarch Mid-Cap Stock, as of the close of business on the day immediately prior to the Reorganization.

How will the Reorganization affect me?

         It is anticipated that the Reorganization will benefit you as follows, although no assurance can be given that the Reorganization will result in any such benefits:

o POTENTIAL COST SAVINGS: After the Reorganization, Batterymarch Mid-Cap Stock's shareholders will benefit from lower fund operating expenses. For the twelve month period ended June 30, 2007, Batterymarch Mid-Cap Stock's total operating expenses for its Class A shares were 0.80%. It is anticipated that after the Reorganization Lazard Mid-Cap's total operating expenses for Class A shares will be 0.75%, based upon its anticipated level of assets immediately following the Reorganization.

o OPERATING EFFICIENCIES: After the Reorganization, operating efficiencies may be achieved by Lazard Mid-Cap because it will have a greater level of assets. As of June 30, 2007, Batterymarch Mid-Cap Stock's total net assets were approximately $164.5 million and Lazard Mid-Cap total assets were approximately $794.8 million.

         The Reorganization will not affect your Contract rights. The value of your Contract will remain the same immediately following the Reorganization. The Trust will sell its shares on a continuous basis at net asset value only to insurance companies and to employee benefit plans that are qualified plans under federal tax law. The Insurance Company will keep the same separate account. Your Contract values will be allocated to the same separate account and that separate account will invest in Lazard Mid-Cap after the Reorganization. After the Reorganization your Contract values will depend on the performance of Lazard Mid-Cap rather than that of Batterymarch Mid-Cap Stock. Batterymarch Mid-Cap Stock will bear the costs of the Meeting, this proxy solicitation and any adjourned session. The costs paid by Batterymarch Mid-Cap Stock are ultimately borne by the Portfolio's shareholders and are less than the one year of savings for Batterymarch Mid-Cap Stock's shareholders due to the operational efficiencies incurred as a result of the Reorganization.

         Although Batterymarch Mid-Cap Stock and Lazard Mid-Cap have substantially similar investment objectives and similar investment strategies, it is anticipated that the securities held by Batterymarch Mid-Cap Stock may be sold in significant amounts in order to comply with the current policies and investment practices of Lazard Mid-Cap in connection with the Reorganization. The transaction costs of such sales will be borne by Lazard Mid-Cap. Such costs are ultimately borne by the Portfolio's shareholders.

         Like Batterymarch Mid-Cap Stock, Lazard Mid-Cap will declare and pay dividends from net investment income annually and will distribute net realized capital gains, if any, to the Insurance Company separate accounts (not to you) once a year. These dividends and distributions will continue to be reinvested by your Insurance Company in additional Class A shares of Lazard Mid-Cap.

Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?

         The Reorganization will not affect your right to purchase and redeem shares, to change among the Insurance Company's separate account options, to annuitize, and to receive distributions as permitted by your Contract. After the Reorganization, you will be able under your current Contract to purchase additional Class A shares of Lazard Mid-Cap. For more information, see "Purchase and Redemption Procedures," "Exchange Privileges" and "Dividend Policy" below.

How do the Trustees recommend that I vote?

         The Trustees of the Trust, including the Trustees who are not "interested persons" as such term is defined in the 1940 Act (the "Independent Trustees"), have concluded that the Reorganization would be in the best interest of the shareholders of Batterymarch Mid-Cap Stock, and that their interests will not be diluted as a result of the Reorganization. Accordingly, the Trustees have submitted the Plan for the approval of the shareholders of Batterymarch Mid-Cap Stock.

      THE TRUSTEES RECOMMEND THAT YOU VOTE FOR THE PROPOSED REORGANIZATION.

         The Trustees of the Trust, including the "Independent Trustees", have also approved the Plan on behalf of Lazard Mid-Cap.

How do the Portfolios' investment objectives, principal investment strategies and risks compare?

         The investment objective of Batterymarch Mid-Cap Stock is substantially similar to that of Lazard Mid-Cap and the investment policies of each Portfolio are similar. The investment objective of each Portfolio is non-fundamental, which means that it may be changed by vote of the Trustees and without shareholder approval.

         The following tables summarize the investment objectives and principal investment strategies of Batterymarch Mid-Cap Stock and Lazard Mid-Cap as set forth in their respective Prospectuses and Statement of Additional Information.




   ------------------ -------------------------------------------------------------------------------
                      Batterymarch Mid-Cap Stock
   ------------------ -------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Investment Objective   Growth of capital.
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Principal           The Portfolio normally invests at least 80% of its assets in equity securities
Investment          of U.S. and foreign companies with mid-size market capitalizations. Mid-size
Strategies          market capitalization companies are defined as those with a market capitalization similar to the companies in the Standard &
                    Poors Mid Cap 400 Index ("S&P MidCap 400 Index").

                    It is anticipated that foreign securities will not exceed
                    20% of the Portfolio's net assets.

                    The Adviser uses a bottom-up, quantitative strategy based on fundamental principles. The stock selection process runs
                    daily, ranking the relative attractiveness of liquid stocks across six dimensions: cash flow, earnings growth,
                    expectations, value, technical and corporate signals.
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                    Lazard Mid-Cap


-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Investment
Objective           Long-term growth of capital.
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

Principal           Portfolio normally invests at least 80% of its net assets in equity
Investment          securities, including convertible securities, of mid-cap companies.
Strategies          In complying with the  80% investment requirement, the Portfolio's investment may include synthetic instruments such as warrants, futures, options, exchange traded funds and American Depositary Receipts.
                    The Portfolio considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies
                    included on the Russell Midcap Index during the most recent
                    11-month period (based on month-end data) plus the most
                    recent data during the current month.


                    May invest up to 20% of its net assets in equity securities of companies in other market capitalization ranges and in investment grade securities.

                    May invest up to 25% of its total assets in foreign securities.

                    The portfolio managers seek to identify those companies that are, in their view, undervalued relative to current or
                    projected earnings, or the current market value of assets
                    owned by the company.
-----------------------------------------------------------------------------------------------------

         Because the Portfolios have substantially similar investment objectives and similar investment policies, they are subject to similar risks. The principal risks of investing in the Portfolios, include:

o Market risk - a Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. A Portfolio's investment performance may also be harmed by potentially rapid changes in the prices of equity securities.

o Foreign investment risk - investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers are subject. These risks are increased for emerging market securities.

o Market capitalization risk - investments primarily in issuers in one market capitalization category (large, medium or small) carry the risk that due to current market conditions that category may be out of favor; stocks of smaller companies may be affected to a greater extent than larger companies by general economic changes and conditions in particular industries.

o Investment style risk - different investment styles such as growth or value investing tend to shift in or out of favor, depending on market and economic conditions as well as investor sentiment.



     In  addition,   Lazard  Mid-Cap's  investments  in  synthetic  (derivative)
instruments can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty.



         Each Portfolio may invest some or all of its assets in money market instruments or utilize other investment strategies as a temporary defensive measure during, or in anticipation of, adverse market conditions. This strategy may be inconsistent with the Portfolios' principal investment objectives and strategies, and could result in lower returns and loss of market opportunities.

         For a detailed discussion of the Portfolios' risks, see the section entitled "Risks" below.

         The Portfolios have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectus and Statement of Additional Information of each Portfolio.

How do the Portfolios' fees and expenses compare?

         Batterymarch Mid-Cap Stock offers one class of shares (Class A). Lazard Mid-Cap offers Class A, Class B and Class E shares. You will not pay any initial or deferred sales charges in connection with the Reorganization.

         The following tables allow you to compare the various fees and expenses that you may pay for buying and holding Class A shares of each of the Portfolios. The table entitled "Lazard Mid-Cap (Pro Forma)" shows you what fees and expenses are estimated to be assuming the Reorganization takes place.

         The amounts for the Class A shares of Batterymarch Mid-Cap Stock set forth in the following table and the example are based on the expenses for Batterymarch Mid-Cap Stock for the twelve month period ended June 30, 2007. The amounts for the Class A shares of Lazard Mid-Cap set forth in the following table and in the example are based on the expenses for Lazard Mid-Cap's Class A shares for the twelve month period ended June 30, 2007. The amounts for Class A shares of Lazard Mid-Cap (Pro Forma) set forth in the following table and in the example are based on what the expenses of Lazard Mid-Cap would have been for the period ended June 30, 2007, had the Reorganization taken place as of July 1, 2006.

THESE TABLES DO NOT REFLECT ANY FEES, EXPENSES AND WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

         Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
         --------------------------------------------------------------------


--------------------------------- ----------------------- -------------------------- ----------------------------
                                   Batterymarch Mid-Cap                                    Lazard Mid-Cap
                                          Stock                Lazard Mid-Cap                (Pro Forma)
--------------------------------- ----------------------- -------------------------- ----------------------------
-----------------------------------------------------------------------------------------------------------------

                                       Class A                   Class A                     Class A
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Management Fees                         0.70%                      0.70%                        0.69%
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Distribution and                        None                       None                         None
12b-1 Fees
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Other Expenses                          0.10%                      0.06%                        0.06%
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Total Annual Portfolio                  0.80%                      0.76%                        0.75%
Operating Expenses(1)
-----------------------------------------------------------------------------------------------------------------

(1) Met Investors Advisory, LLC (the "Manager") and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of Lazard Mid-Cap will not exceed 0.80% for the period ended April 30, 2008 and in any year in which the Agreement is in effect. The Manager and the Trust also have entered into an Expense Limitation Agreement whereby the total Annual Operating Expenses for the Class A shares of Batterymarch Mid-Cap Stock will not exceed 0.95% for the period ended April 30, 2008. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.


         The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in Batterymarch Mid-Cap Stock versus Lazard Mid-Cap and Lazard Mid-Cap Pro Forma, assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same. The examples are for illustration only, and your actual costs may be higher or lower.

         THE EXAMPLES DO NOT REFLECT ANY FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.



         Examples of Portfolio Expenses

          ----------------- ---------------------------------------------------------------------------------
                                                       Batterymarch Mid-Cap Stock

                                 One Year           Three Years          Five Years           Ten Years

Class A                            $82                 $255                $444                 $990
-------------------------------------------------------------------------------------------------------------
          ----------------- ---------------------------------------------------------------------------------
                                                             Lazard Mid-Cap

                                 One Year           Three Years          Five Years           Ten Years

Class A                            $78                 $243                $422                 $942
-------------------------------------------------------------------------------------------------------------
          ----------------- ---------------------------------------------------------------------------------
                                                       Lazard Mid-Cap (Pro Forma)

                                 One Year           Three Years          Five Years           Ten Years

Class A                            $77                 $240                $417                 $930
-------------------------------------------------------------------------------------------------------------


How do the Portfolios' performance records compare?

         The following charts show how Batterymarch Mid-Cap Stock and Lazard Mid-Cap have performed in the past. Past performance is not an indication of future results.

         PAST PERFORMANCE DOES NOT REFLECT ANY FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

         Year-by-Year Total Return (%)

         The charts below show the percentage gain or loss for the Class A shares of each Portfolio in each calendar year since its inception. The returns of Batterymarch Mid-Cap Stock prior to May 1, 2006, reflect the performance of the Portfolio's predecessor fund managed by an entity which became an affiliate of the Batterymarch Financial Management, Inc. in December, 2005, using the same investment objective and strategy as the Portfolio. The assets of the Disciplined Mid Cap Stock Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006.

         Effective December 19, 2005, Lazard Asset Management LLC became the Adviser to Lazard Mid-Cap. Investment information prior to that date is attributable to the Portfolio's former investment adviser.

         These charts should give you a general idea of the risks of investing in each Portfolio by showing how each Portfolio's return has varied from year-to-year. These charts include the effects of each Portfolio expenses. Total return amounts are based on the inception date of each Portfolio, which may have occurred before your Contract began; accordingly, your investment results may differ. Each Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.



                           Batterymarch Mid-Cap Stock
------------ --------- ----------- ----------- ----------- ---------- ---------- --------- --------- ----------


  16.91%      13.38%     16.61%      -4.02%     -14.32%     33.75%     16.45%     12.41%    5.67%      6.06%





    98          99         00          01          02         03         04         05        06        07
------------ --------- ----------- ----------- ----------- ---------- ---------- --------- --------- ----------
                                   High Quarter 4th  - 1998     + 26.68%
                                   Low Quarter: 3rd - 2001      - 16.71%


                                 Lazard Mid-Cap

------------------ ----------- ----------- ---------- ----------- ----------

     -10.18%         26.42%      14.60%      8.40%      14.78%     -2.47%





       02              03          04         05          06         07
------------------ ----------- ----------- ---------- ----------- ----------

                              High Quarter: 2nd  - 2003 +  15.50%
                              Low Quarter:  3rd -  2002  -  14.30%



         The next set of tables lists the average annual total return of the Class A shares of Batterymarch Mid-Cap Stock for the past one-, five- and ten-year periods (through December 31, 2007), and the average annual total return of the Class A shares of Lazard Mid-Cap for the past one- and five-year periods and since inception (through December 31, 2007). These tables include the effects of Portfolio expenses and are intended to provide you with some indication of the risks of investing in each Portfolio by comparing its performance with an appropriate widely recognized index of securities, a description of which can be found following the table. An index does not reflect fees or expenses. It is not possible to invest directly in an index.

         Average Annual Total Return (for the period ended 12/31/07)

----------------------------- -------------- ---- ------------------
                                 1 Year         5 Years          10 Years

Batterymarch Mid-Cap Stock
----------------------------- -------------- ---------------- ------------------
-------------------------------------------------------------------------------

Class A                         6.06%          14.44%             9.58%


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

S&P MidCap 400 Index            7.98%          16.20%            11.19%


-------------------------------------------------------------------------------




--------------------------------------- -------------- ---------------- ------------------- ------------------
                                                                         Since Inception     Inception Date
Lazard Mid-Cap                             1 Year          5 Year

--------------------------------------- -------------- ---------------- ------------------- ------------------
-------------------------------------------------------------------------------------------------------------

Class A                                  -2.47%          11.96%             7.91%              1/2/02


-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

Russell Midcap Index                      5.60%          18.21%            11.63%


-------------------------------------------------------------------------------------------------------------


         Prior Experience with Comparable Fund

         Lazard Mid-Cap and the Lazard Mid Cap Fund, which is also advised by Lazard, have substantially similar investment objectives, policies, and strategies. Lazard began managing the Portfolio in December 2005. In order to provide you with information regarding the investment capabilities of Lazard, performance information regarding the Lazard Mid Cap Fund is presented. Management fees paid by the Lazard Mid Cap Fund are greater than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Lazard Mid Cap Fund, the average annual return during the period would have been higher than the returns set forth below. This result assumes that the current management fee paid by the Lazard Mid Cap Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Lazard Mid Cap Fund and the Portfolio will vary.


         The table below compares the Lazard Mid Cap Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the Russell Midcap Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the re-investment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.




----------------------------------------------------------------------------------------------------------------------
                   Average Annual Total Return as of 12/31/07
----------------------------------------------------------------------------------------------------------------------
------------------------------------------------ ----------------------- ---------------------- ----------------------
                                                         1 Year                 5 Year                 10 Year
------------------------------------------------ ----------------------- ---------------------- ----------------------
---------------------------------------------------------------------------------------------------------------------


Lazard Mid Cap Fund -Institutional                    -2.93%                  14.38%                  9.61%


    Class
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Russell Midcap Index                                  5.60%                  18.21%                  9.91%


---------------------------------------------------------------------------------------------------------------------


     The S&P MidCap 400 Index is a value-weighted stock index consisting of 400 mid-sized U.S. companies.

     The Russell Midcap Index is an unmanaged index which measures the performance of the 800 companies in the Russell 1000 Index with the lowest market capitalization. These companies are considered representative of medium-sized companies. The median market capitalization was approximately $4.43 billion as of February 28, 2007.

     For a detailed discussion of the manner of calculating total return, please see each Portfolio's Statement of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts.

     Important   information   about  Lazard   Mid-Cap  is  also   contained  in
management's discussion of Lazard Mid-Cap's performance which appears in the most recent Annual Report and Semi-Annual Report of the Trust relating to Lazard Mid-Cap.

Who will be the investment adviser of my Portfolio after the Reorganization? What will the management and advisory fees be after the Reorganization?

         Management of the Portfolios

         The overall management of Batterymarch Mid-Cap Stock and Lazard Mid-Cap is the responsibility of, and is supervised by, the Board of Trustees of the Trust.

         Manager


         Met Investors Advisory, LLC (the "Manager") selects and pays the fees of the Adviser for each Portfolio and monitors the Adviser's investment program. MetLife Investors Group, Inc., an affiliate of MetLife, owns all of the outstanding common shares of the Manager.


         ----------------------------------------------------------------------

         Facts about the Manager:

          o    The Manager is an affiliate of MetLife.

          o The Manager manages a family of investment portfolios sold primarily to separate accounts of MetLife and its affiliates to fund variable life insurance contracts and variable annuity certificates and contracts, with assets of approximately $37.2 billion as of September 30, 2007.

          o The Manager is located at 5 Park Plaza, Suite 1900, Irvine, California 92614.

         ----------------------------------------------------------------------


         Adviser

         Lazard Asset Management LLC or "Lazard" (the "Adviser") is the investment adviser to Lazard Mid-Cap. Pursuant to an Advisory Agreement with the Manager, the Adviser continuously furnishes an investment program for the Portfolio, makes day-to-day investment decisions on behalf of the Portfolio, and arranges for the execution of Portfolio transactions.


-------------------------------------------------------------------------------
 Facts about the Adviser:

          o    The  Adviser  and  its  global  affiliates   provide   investment
               management services to client discretionary accounts with assets totaling approximately $127.7 billion as of September 30, 2007.

          o The Adviser is a wholly-owned subsidiary of Lazard, Ltd., Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda.

          o The Adviser is located at 30 Rockefeller Plaza, New York, New York 10112.

-------------------------------------------------------------------------------


         Portfolio Management

     The Portfolio is managed by a team composed of Christopher Blake, Gary Buesser, Robert A. Failla and Andrew Lacey. Christopher Blake is a Managing Director of Lazard and a portfolio manager/analyst. He joined Lazard in 1995. Gary Buesser, CFA, is a portfolio manager. He joined Lazard in 2000. Robert Failla, ICFA, is a Senior Vice President of Lazard, and a portfolio manager. Prior to joining Lazard in 2003, Mr. Failla was associated with AllianceBernstein, where he worked as a portfolio manager on a large-cap and all-cap product. He began working in the investment field in 1993. Andrew Lacey is a Deputy Chairman of Lazard for U.S. and Global products. He is also a portfolio manager on the U.S. Equity, U.S. Equity Select, U.S. Equity Value, U.S. Mid Cap, and U.S. Strategic products.

         Management Fees

     For its management and supervision of the daily business affairs of Lazard Mid-Cap, the Manager is entitled to receive a monthly fee at an annual rate of 0.70% of the Portfolio's average daily net assets up to $500 million plus 0.675% of such assets over $500 million up to $1 billion plus 0.60% of such assets over $1 billion.

Expense Limitation Agreement

     In the interest of limiting expenses of Lazard Mid-Cap until April 30, 2008, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business under the 1940 Act are limited to 0.80% of daily net assets for Class A shares of the Portfolio.

     The Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the then existing percentage limits. Consequently, no reimbursement by the Portfolio will be made unless the Portfolio's total annual expense ratio is less than the respective percentages stated above.

     The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

         Advisory Fees

         Under the terms of the Advisory Agreement, the Adviser is paid by the Manager for providing subadvisory services to Lazard Mid-Cap. The Portfolio does not pay a fee to the Adviser.

What will be the primary federal tax consequences of the Reorganization?

         Prior to or at the completion of the Reorganization, Batterymarch Mid-Cap Stock and Lazard Mid-Cap will have received an opinion from the law firm of Sullivan & Worcester LLP that each Reorganization has been structured so that no gain or loss will be recognized by Batterymarch Mid-Cap Stock or its Record Holders for federal income tax purposes as a result of receiving shares of Lazard Mid-Cap in connection with the Reorganization. The holding period and aggregate tax basis of the shares of Lazard Mid-Cap that are received by the Record Holders of Batterymarch Mid-Cap Stock will be the same as the holding period and aggregate tax basis of the shares of Batterymarch Mid-Cap Stock previously held by such Record Holders, provided that such shares of Batterymarch Mid-Cap Stock are held as capital assets. In addition, the holding periods and tax bases of the assets of Batterymarch Mid-Cap Stock in the hands of Lazard Mid-Cap as a result of the Reorganization will be the same as in the hands of Batterymarch Mid-Cap Stock immediately prior to the Reorganization, and no gain or loss will be recognized by Lazard Mid-Cap upon the receipt of the assets of Batterymarch Mid-Cap Stock in exchange for shares of Lazard Mid-Cap and the assumption by Lazard Mid-Cap of Batterymarch Mid-Cap Stock's liabilities. Assuming each shareholder's Contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of its Reorganization.

     RISKS

Are the risk factors for the Portfolios similar?

         Yes. The risk factors are substantially similar due to the substantially similar investment objectives and similar investment strategies of Batterymarch Mid-Cap Stock and Lazard Mid-Cap. The risks of Lazard Mid-Cap are described in greater detail in the Portfolio's Prospectus.

What are the primary risks of investing in each Portfolio?

         An investment in each Portfolio is subject to certain risks. There is no assurance that the investment performance of any Portfolio will be positive or that the Portfolios will meet their investment objectives. Loss of money is a risk of investing in any of these Portfolios. The following tables and discussions highlight the primary risks associated with an investment in each Portfolio.

-------------------------------------------------------------------------------
                                    Each of the Portfolios is subject to Market
                                    Risk.

----------------------------------- -------------------------------------------
-------------------------------------------------------------------------------
Batterymarch Mid-Cap Stock Invests at least 80% of its assets in equity securities.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Lazard Mid-Cap                  Invests at least 80% of its assets in equity
                                securities, including convertible securities.
--------------------------------------------------------------------------------

         A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its subadviser underweights fixed income markets or industries where there are significant returns, and could lose value if the subadviser overweights fixed income markets or industries where there are significant declines.

         Stocks purchased in initial public offerings (IPOs) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares.

-------------------------------------- ----------------------------------------
                                       Each of the Portfolios is subject to
Foreign Investment Risk.

-------------------------------------- ----------------------------------------
-------------------------------------------------------------------------------
Batterymarch Mid-Cap Stock          It is anticipated that foreign securities
                                    will not exceed 20% of the Portfolio's net
                                    assets.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Lazard Mid-Cap                      May invest up to 25% of its total assets in
                                    foreign securities.


-------------------------------------------------------------------------------
         Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

o These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

o Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

o Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

o    Foreign markets may be less liquid and more volatile than U.S. markets.

o Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

o Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

         In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

------------------------------------- -----------------------------------------
                                   Each of the Portfolios is subject to
                                   Market Capitalization Risk.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Batterymarch                       Mid-Cap Stock Invests at least 80% of its
                                   assets in the equity securities of mid-sized
                                   companies.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Lazard Mid-Cap                     Invests at least 80% of its assets in the
                                   equity securities of mid-sized companies.
------------------------------------------------------------------------------


         Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (i.e., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

------------------------------------------------------------------------------
                                    Each of the Portfolios is subject to
                                    Investment Style Risk.

------------------------------------------------------------------------------
------------------------------------------------------------------------------
Batterymarch                        Mid-Cap Stock Adviser uses a core investment
                                    approach using both fundamental and
                                    quantitative techniques.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Lazard Mid-Cap Adviser uses a value investment approach.
------------------------------------------------------------------------------


         Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

Are there any other risks of investing in each Portfolio?


         In complying with Lazard Mid-Cap's 80% investment requirement in mid-cap companies, the Portfolio's investments may include synthetic (derivative) instruments. The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets rates or indices.


         Batterymarch Mid-Cap Stock's portfolio turnover rates may exceed 100%. High portfolio turnover rates generally mean greater brokerage costs which can already affect a Portfolio's performance. The portfolio turnover rates for Lazard Mid-Cap are expected to be under 100%.



                  INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization

         The Reorganization is part of an overall plan to reduce the number of portfolios with overlapping investment objectives and policies in the families of funds which serve as funding vehicles for insurance contracts issued by the Insurance Company and its affiliates. Reduction in the number of such portfolios is an attempt to improve the operating efficiencies of the Trust's remaining portfolios.

         At a regular meeting held on November 6, 2007, all of the Trustees of the Trust, including the Independent Trustees, considered and approved the Reorganization; they determined that the Reorganization was in the best interests of shareholders of Batterymarch Mid-Cap Stock, and that the interests of existing shareholders of Batterymarch Mid-Cap Stock will not be diluted as a result of the transactions contemplated by the Reorganization.

         Before approving the Plan, the Trustees evaluated extensive information provided by the management of the Trust and reviewed various factors about the Portfolios and the proposed Reorganization. The Trustees especially noted that it is anticipated that Batterymarch Mid-Cap Stock's assets will not continue to grow in the future and may decrease due to the removal of Batterymarch Mid-Cap Stock from the available investment options under certain Contracts. In addition, the total fund expenses of Lazard Mid-Cap, assuming the Reorganization is consummated, will be less than those of Batterymarch Mid-Cap Stock. The Trustees also noted that the performance, for the one-year period ended December 31, 2006, of Lazard Mid-Cap substantially exceeded that of Batterymarch Mid-Cap Stock.


     The Trustees considered the relative size of each Portfolio, including the benefits of combining the assets of Batterymarch Mid-Cap Stock into a larger entity. As of June 30, 2007, Lazard Mid-Cap's assets were approximately $980.8 million and Batterymarch Mid-Cap Stock's assets were approximately $198.2 million. Combining the assets of the Portfolios could lead to operating efficiencies for the Portfolios' shareholders.


         In addition, the Trustees considered, among other things:

          o    the terms and conditions of the Reorganization;

          o the fact that the Reorganization would not result in the dilution of shareholders' interests;

          o the effect of the Reorganization on the Contract Owners and the value of their Contracts;

          o    the fact that Batterymarch  Mid-Cap Stock and Lazard Mid-Cap have
               substantially   similar   investment   objectives   and   similar
               investment strategies;

          o the fact that Batterymarch Mid-Cap Stock will bear the costs of the Meeting, this proxy solicitation and any adjourned session, and these costs are less than the one year of savings to Batterymarch Mid-Cap Stock's shareholders due to the operational efficiencies as a result of the Reorganization;

          o the benefits to shareholders, including operating efficiencies, which may be achieved from participating in the restructuring of the investment portfolios to be offered in connection with each Insurance Company's insurance and annuity products and to employee benefit plans;

          o the fact that Lazard Mid-Cap will assume all of the liabilities of Batterymarch Mid-Cap Stock;

          o the fact that the Reorganization is expected to be tax free transactions for federal income tax purposes; and

          o alternatives available to shareholders of Batterymarch Mid-Cap Stock, including the ability to redeem their shares.


         During their consideration of the Reorganization, the Trustees of the Trust met with counsel to the Independent Trustees regarding the legal issues involved.

         After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Trustees of the Trust concluded that the Reorganization would be in the best interests of Batterymarch Mid-Cap Stock and its shareholders. Consequently, they approved the Plan and directed that the respective Plan be submitted to shareholders of Batterymarch Mid-Cap Stock for approval.

         The Trustees of the Trust have also approved the Plan on behalf of Lazard Mid-Cap.

Agreement and Plan of Reorganization

         The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Proxy Statement).

         The Plan provides that all of the assets of Batterymarch Mid-Cap Stock will be acquired by Lazard Mid-Cap in exchange for Class A, of Lazard Mid-Cap and the assumption by Lazard Mid-Cap of all of the liabilities of Batterymarch Mid-Cap Stock on or about April 28, 2008 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Batterymarch Mid-Cap Stock will endeavor to discharge all of its known liabilities and obligations. Batterymarch Mid-Cap Stock will prepare an unaudited statement of its assets and liabilities as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on the business day next preceding the Closing Date (the "Valuation Time").

         At or prior to the Closing Date, Batterymarch Mid-Cap Stock will declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Portfolio's Record Holders all of the Portfolio's investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Portfolio's net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

         The number of full and fractional shares of Class A shares of Lazard Mid-Cap to be received by the Record Holders of Batterymarch Mid-Cap Stock will be determined by multiplying the outstanding Class A shares of Batterymarch Mid-Cap Stock by a factor which shall be computed by dividing the net asset value per share of Class A shares of Batterymarch Mid-Cap Stock by the net asset value per share of Class A shares of Lazard Mid-Cap. These computations will take place as of the Valuation Time. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

         State Street Bank and Trust Company, the custodian for all Portfolios, will compute the value of each Portfolio's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information for Lazard Mid-Cap relating to Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC's Division of Investment Management.

         As soon after the Closing Date as conveniently practicable, Batterymarch Mid-Cap Stock will liquidate and distribute pro rata to the Record Holders as of the close of business on the Closing Date the full and fractional shares of Lazard Mid-Cap received by Batterymarch Mid-Cap Stock. The liquidation and distribution will be accomplished by the establishment of accounts in the names of Batterymarch Mid-Cap Stock's Record Holders on Lazard Mid-Cap's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Lazard Mid-Cap due to Batterymarch Mid-Cap Stock's Record Holders. All issued and outstanding shares of Batterymarch Mid-Cap Stock will be canceled. The shares of Lazard Mid-Cap to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of their affairs, Batterymarch Mid-Cap Stock will be terminated as a series of the Trust.

         The consummation of the Reorganization is subject to the conditions set forth in the respective Plan, including approval, as applicable, by Batterymarch Mid-Cap Stock's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel. Notwithstanding approval of Batterymarch Mid-Cap Stock's shareholders, the Plan may be terminated (a) by the mutual agreement of Batterymarch Mid-Cap Stock and Lazard Mid-Cap; or (b) at or prior to the Closing Date by either party (1) because of a breach by the other party of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date, or (2) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

         If the Reorganization is not consummated, MetLife or one of its affiliates will pay the expenses incurred by the Portfolios in connection with the Reorganization (including the cost of any proxy soliciting agent). No portion of the expenses will be borne directly or indirectly by the Portfolios or their shareholders.

         If Batterymarch Mid-Cap Stock's shareholders do not approve the Reorganization, the Trustees will consider other possible courses of action in the best interests of shareholders.

Federal Income Tax Consequences

         For the purposes of this Federal Income Tax Consequences section, "Record Holder" refers to the separate accounts through which the Insurance Company owns shares of Batterymarch Mid-Cap Stock. The Reorganization is intended to qualify for federal income tax purposes as a tax free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Assuming each shareholder's Contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of the Reorganization. As a condition to the closing of the Reorganization, Lazard Mid-Cap and Batterymarch Mid-Cap Stock will receive an opinion from the law firm of Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by the Portfolios, for federal income tax purposes, upon consummation of the Reorganization:

(1) The transfer of all of the assets of Batterymarch Mid-Cap Stock solely in exchange for shares of Lazard Mid-Cap and the assumption by Lazard Mid-Cap of the liabilities of Batterymarch Mid-Cap Stock followed by the distribution of Lazard Mid-Cap's shares to the Record Holders of Batterymarch Mid-Cap Stock in dissolution and liquidation of Batterymarch Mid-Cap Stock, will constitute a "reorganization" within the meaning of section 368(a) of the Code, and Lazard Mid-Cap and Batterymarch Mid-Cap Stock each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

(2) No gain or loss will be recognized by Lazard Mid-Cap upon the receipt of the assets of Batterymarch Mid-Cap Stock solely in exchange for the shares of Lazard Mid-Cap and the assumption by Lazard Mid-Cap of the liabilities of Batterymarch Mid-Cap Stock;

(3) No gain or loss will be recognized by Batterymarch Mid-Cap Stock on the transfer of its assets to Lazard Mid-Cap in exchange for Lazard Mid-Cap's shares and the assumption by Lazard Mid-Cap of the liabilities of Batterymarch Mid-Cap Stock or upon the distribution (whether actual or constructive) of Lazard Mid-Cap's shares to Batterymarch Mid-Cap Stock's Record Holders in exchange for their shares of Batterymarch Mid-Cap Stock;

(4) No gain or loss will be recognized by Batterymarch Mid-Cap Stock's Record Holders upon the exchange of their shares of Batterymarch Mid-Cap Stock for shares of Lazard Mid-Cap in liquidation of Batterymarch Mid-Cap Stock;

(5) The aggregate tax basis of the shares of Lazard Mid-Cap received by each Record Holder of Batterymarch Mid-Cap Stock pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of Batterymarch Mid-Cap Stock held by such Record Holder immediately prior to the Reorganization, and the holding period of the shares of Lazard Mid-Cap received by each Record Holder of Batterymarch Mid-Cap Stock will include the period during which the shares of Batterymarch Mid-Cap Stock exchanged therefor were held by such Record Holder (provided that the shares of Batterymarch Mid-Cap Stock were held as a capital asset on the date of the Reorganization);

(6) The tax basis of the assets of Batterymarch Mid-Cap Stock acquired by Lazard Mid-Cap will be the same as the tax basis of such assets to Batterymarch Mid-Cap Stock immediately prior to the Reorganization, and the holding period of such assets in the hands of Lazard Mid-Cap will include the period during which the assets were held by Batterymarch Mid-Cap Stock; and

(7) Lazard Mid-Cap will succeed to and take into account capital loss carryovers, if any, of Batterymarch Mid-Cap Stock described in Section 381(c) of the Code. Lazard Mid-Cap will take any capital loss carryovers into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.


         Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, a Record Holder of Batterymarch Mid-Cap Stock would recognize a taxable gain or loss equal to the difference between its tax basis in its Portfolio shares and the fair market value of the shares of Lazard Mid-Cap it received.

         Lazard Mid-Cap's utilization after the Reorganization of any pre-Reorganization losses realized by Batterymarch Mid-Cap Stock to offset gains realized by Lazard Mid-Cap could be subject to limitation in future years.

Pro Forma Capitalization

         The following table sets forth the capitalization of Batterymarch Mid-Cap Stock, Lazard Mid-Cap and the capitalization of Lazard Mid-Cap on a pro forma basis as of June 30, 2007, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 1.38 Class A shares of Lazard Mid-Cap for Class A of Batterymarch Mid-Cap Stock.



                  Capitalization of Batterymarch Mid-Cap Stock,
                  Lazard Mid-Cap and Lazard Mid-Cap (Pro Forma)
-------------------- ---------------- --------------- ---------------- -----------------

                                                                        Lazard Mid-Cap
                                          Lazard                          Pro Forma
                      Batterymarch    Mid-Cap Growth                       (After
                      Mid-Cap Stock                     Adjustments    Reorganization)
-------------------- ---------------- --------------- ---------------- -----------------
-------------------- ---------------- --------------- ---------------- -----------------

Net Assets

Class A                 $164,467,799    $457,833,863      (50,000)(a)      $622,251,662

Class B                          -     $287,333,091                -      $287,333,091

Class E                          -      $49,598,175                -       $49,598,175

Total Net Assets        $164,467,799    $794,765,129      (50,000)(a)      $959,182,928
-------------------- ---------------- --------------- ---------------- -----------------


Net Asset Value
Per Share

Class A                       $19.38          $14.04                             $14.04

Class B                            -          $13.98                -            $13.98

Class E                            -          $14.01                -            $14.01

-------------------- ---------------- --------------- ---------------- -----------------

Shares Outstanding



Class A                    8,486,499      32,600,197    3,224,480 (b)        44,311,176

Class B                            -      20,553,293                -        20,553,293

Class E                            -       3,540,133                -         3,540,133
-------------------- ---------------- --------------- ---------------- -----------------
-------------------- ---------------- --------------- ---------------- -----------------

Total Shares               8,486,499      56,693,623    3,224,480 (b)        68,404,602
Outstanding
-------------------- ---------------- --------------- ---------------- -----------------

    (a) Reflects merger related expenses of $50,000.

    (b) Reflects change in shares outstanding due to the issuance of Class A shares of Lazard Mid-Cap in exchange for Class A shares of Batterymarch Mid-Cap Stock based upon the net asset value of Lazard Mid-Cap's Class A shares at June 30, 2007.


         The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Portfolio at the time of the Reorganization.

Distribution of Shares

         All portfolios of the Trust mainly sell shares to the separate accounts of certain insurance companies as a funding vehicle for the Contracts offered by those insurance companies. Expenses of the Trust are passed through to the insurance companies' separate accounts and are ultimately borne by Contract Owners. In addition, other fees and expenses are assessed by the insurance companies at the separate account level. The Trust may also offer shares to other separate accounts of other insurers if approved by the Board of Trustees of the Trust.

         MetLife Investors Distribution Company ("MID"), an affiliate of MetLife, serves as the distributor for the Trust's shares. MID and its affiliates distribute the Contracts, and Lazard Mid-Cap's shares underlying such Contracts, directly and through broker-dealers, banks, or other financial intermediaries.

         Lazard Mid-Cap is currently authorized to issue three classes of shares: Class A, Class B and Class E shares. Batterymarch Mid-Cap Stock currently offers Class A shares. Each Class of Lazard Mid-Cap has a distribution agreement and bears its own distribution expenses, if any.

         In the proposed Reorganization, shareholders of Batterymarch Mid-Cap Stock owning Class A shares will receive Class A shares of Lazard Mid-Cap. Class A shares are sold at net asset value without any initial or deferred sales charges and are not subject to distribution-related or shareholder servicing-related fees. No Rule 12b-1 plan has been adopted for the Class A shares of Lazard Mid-Cap.

         In connection with the Reorganization, no sales charges will be imposed. Certain sales or other charges may be imposed by the Contracts for which Lazard Mid-Cap serves as an investment vehicle. More detailed descriptions of the Class A shares and the distribution arrangements applicable to this Class of shares are contained in the Prospectus and Statement of Additional Information relating to Lazard Mid-Cap.

Purchase and Redemption Procedures

         The Prospectus for your Contract describes the procedures for investing your purchase payments or premiums in shares of Batterymarch Mid-Cap Stock. No fee is charged by Batterymarch Mid-Cap Stock for selling (redeeming) shares. The Contract Prospectus describes whether an Insurance Company charges any fees for redeeming your interest in a Contract. Batterymarch Mid-Cap Stock buys or sells shares at net asset value per share of the Portfolio for orders received on a given day, and the Insurance Company uses this value to calculate the value of your interest in your Contract.

         MID and its affiliates place orders for the purchase or redemption of shares of Lazard Mid-Cap based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contracts. Orders are effected at the net asset value per share for the Portfolio determined on that same date, without the imposition of any sales commission or redemption charge. The Insurance Company uses this net asset value to calculate the value of your interest in your Contract.

Exchange Privileges

         The Contract Prospectus indicates whether an Insurance Company charges any fees for moving your assets from one investment option to another. No fees for exchanges are charged by the Trust.

Dividend Policy

         Each Portfolio has the same distribution policy. Each Portfolio declares and distributes its dividends from net investment income, including any short-term capital gains to the Insurance Company separate accounts annually and not to you, the Contract Owner. These distributions are in the form of additional shares of stock and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. All net realized long- or short-term capital gains of each Portfolio, if any, are also declared and distributed once a year and reinvested in the Portfolio.

         Each Portfolio has qualified, and Lazard Mid-Cap intends to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Portfolio must, among other things, distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Portfolio distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders of record, it is expected that a Portfolio will not be required to pay any federal income taxes on the amounts distributed to its shareholders of record.

                       COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

Form of Organization

         The Trust is organized as a Delaware statutory trust and is governed by its Agreement and Declaration of Trust ("Declaration of Trust") and By-Laws, a Board of Trustees, and applicable Delaware law. Shareholders entitled to instruct the Insurance Company to vote at the Meeting may obtain a copy of the Trust's Declaration of Trust and By-Laws, without charge, upon written or oral request to the Trust at the address and telephone number set forth on the cover of this Prospectus/Proxy Statement. The Trust is an open-end management investment company registered with the SEC under the 1940 Act, and is organized as a "series company" as that term is used in Rule 18f-2 under the 1940 Act. The series of the Trust consist of the Portfolios and other mutual funds of various asset classes. The Trust currently offers shares of its portfolios only to insurance company separate accounts to serve as an investment vehicle for variable annuity contracts and variable life insurance policies issued by the Insurance Company, its affiliates and qualified pension and retirement plans.

Capitalization

         The beneficial interests in the Trust are represented by an unlimited number of transferable shares of beneficial interest, $.001 par value per share, of one or more series. The Declaration of Trust of the Trust permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each Portfolio.

         Shares of Batterymarch Mid-Cap Stock are offered in one class (Class A) and shares of Lazard Mid-Cap are currently offered in three classes (Class A, Class B and Class E shares). Shares of the classes of each Portfolio represent an equal pro rata interest in the Portfolio and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees. Shareholders of each Portfolio are entitled to receive dividends and other amounts as determined by the Trustees, as applicable. Shareholders of each Portfolio vote separately, by Portfolio, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Portfolio. Shareholders of each Portfolio vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class.

Shareholder Liability

         Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. To the extent that the Trust or a shareholder is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of the Trust to liability. To guard against this risk, the Declaration of Trust of the Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of the Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (1) the court refuses to apply Delaware law; (2) no contractual limitation of liability was in effect; and (3) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of the Trust is remote.

Shareholder Meetings and Voting Rights

         The Trust on behalf of each Portfolio is not required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of the Trust. In addition, the Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. The Trust does not currently intend to hold regular shareholder meetings. Cumulative voting is not permitted in the election of Trustees of the Trust.

         Except when a larger quorum is required by applicable law or the applicable governing documents, with respect to the Trust, 33 1/3% of the shares issued and outstanding constitutes a quorum for consideration of a matter at a shareholders' meeting but any lesser number is sufficient for adjourned sessions. When a quorum is present at a meeting, a majority (greater than 50%) of the shares voted is sufficient to act on a matter and a plurality of the shares voted is required to elect a Trustee (unless otherwise specifically required by the applicable governing documents or other law, including the 1940
Act). A Trustee of the Trust may be removed at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust, or with or without cause by the vote of two-thirds of the number of Trustees prior to removal.

         Under the Declaration of Trust of the Trust, each whole share of beneficial interest of a Portfolio is entitled to one vote, and each fractional share is entitled to a proportionate vote.

         The Declaration of Trust of the Trust provides that unless otherwise required by applicable law (including the 1940 Act), the Board of Trustees may, without obtaining a shareholder vote: (1) reorganize the Trust as a corporation or other entity, (2) merge the Trust into another entity, or merge, consolidate or transfer the assets and liabilities of a Portfolio or class of shares to another entity, and (3) combine the assets and liabilities held with respect to two or more series or classes into assets and liabilities held with respect to a single series or class. The Trustees of the Trust may also terminate the Trust, a Portfolio, or a class of shares upon written notice to the shareholders.

Liquidation

         In the event of the liquidation of the Trust, a Portfolio, or a class of shares, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to the Trust, the Portfolio or attributable to the class over the liabilities belonging to the Trust, the Portfolio or attributable to the class. The assets so distributable to shareholders of the Portfolio will be distributed among the shareholders in proportion to the number of shares of a class of the Portfolio held by them on the date of distribution.

Liability and Indemnification of Trustees

         Under the Declaration of Trust of the Trust, a Trustee is liable to any person in connection with the assets or affairs of the Trust or any Portfolio only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee (1) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust; (2) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (3) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of a quorum of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. A Portfolio may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Portfolio if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

         The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of the Trust, the By-Laws and Delaware law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, By-Laws and Delaware law directly for more complete information.

                       VOTING INFORMATION CONCERNING THE MEETING


         This Prospectus/Proxy Statement is being sent to shareholders of Batterymarch Mid-Cap Stock in connection with a solicitation of voting instructions by the Trustees of the Trust, to be used at the Meeting to be held at 10:00 a.m. Eastern time, February 28, 2008, at the offices of the Trust, 260 Madison Avenue, 10th Floor, New York, New York, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a voting instructions form, is first being mailed to shareholders of Batterymarch Mid-Cap Stock on or about January 17, 2008.


         The Board of Trustees of the Trust has fixed the close of business on November 30, 2007 as the record date (the "Record Date") for determining the shareholders of Batterymarch Mid-Cap Stock entitled to receive notice of the Meeting and to give voting instructions, and for determining the number of shares for which such instructions may be given, with respect to the Meeting or any adjournment thereof. The Insurance Company, through its separate accounts, owns all of the shares of Batterymarch Mid-Cap Stock, and is the Record Holder of the Portfolio at the close of business on the Record Date. The Insurance Company is entitled to be present and vote at the Meeting with respect to such shares of Batterymarch Mid-Cap Stock. The Insurance Company has undertaken to vote its shares or abstain from voting its shares of Batterymarch Mid-Cap Stock for the Contract Owners of the Portfolio in accordance with voting instructions received on a timely basis from those Contract Owners. In connection with the solicitation of such voting instructions, the Insurance Company will furnish a copy of this Prospectus/Proxy Statement to Contract Owners.

         The number of shares as to which voting instructions may be given under a Contract is determined by the number of full and fractional shares of Batterymarch Mid-Cap Stock held in a separate account with respect to that particular Contract. In voting for the Reorganization, each full share of Batterymarch Mid-Cap Stock is entitled to one vote and any fractional share is entitled to a fractional vote.

         Voting instructions may be revoked by executing and delivering later-dated signed voting instructions to the Insurance Company, or by attending the Meeting in person and instructing the Insurance Company how to vote your shares. Unless revoked, all valid voting instructions will be voted, or the Insurance Company will abstain from voting, in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of a Plan and a Reorganization contemplated thereby.

         If you wish to participate in the Meeting, you may submit the voting instructions form included with this Prospectus/Proxy Statement, vote by telephone, fax, vote by the Internet or attend in person and provide your voting instructions to the Insurance Company. Guidelines on providing voting instructions are immediately after the Notice of Special Meeting.

         If the enclosed voting instructions form is properly executed and returned in time to be voted at the Meeting, the shares of beneficial interest represented by the voting instructions form will be voted, or the Insurance Company will abstain from voting, in accordance with the instructions marked on the returned voting instructions form.

o Voting instructions forms which are properly executed and returned but are not marked with voting instructions will be voted FOR that proposed Reorganization and FOR any other matters deemed appropriate.

         Interests in Contracts for which no timely voting instructions are received will be voted, or the Insurance Company will abstain from voting, in the same proportion as the Insurance Company votes shares for which it has received voting instructions from other Contract Owners. The Insurance Company will also vote, or abstain from voting, any shares in its general account which are not attributable to Contracts in the same proportion as it votes shares held in all of the Insurance Company's registered separate accounts, in the aggregate (this is referred to as "echo voting"). Neither the SEC nor the Insurance Company requires any specific minimum percentage of Contract Owners to vote in order for the Insurance Company to echo vote the remaining unvoted votes. The Insurance Company seeks to obtain a reasonable level of turnout given the particular voting trend. The Insurance Company may use various methods of encouraging Contract Owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract Owners may, in practice, determine whether an item passes or fails.

         Approval of the Reorganization will require the affirmative vote of a majority of the votes of Batterymarch Mid-Cap Stock entitled to vote cast at a shareholders' meeting duly called and at which a quorum is present (the presence in person or by proxy of holders entitled to cast at least 33?% of the votes at any shareholders' meeting). Abstentions will be counted for purposes of determining a quorum, but will not be included in the amount of shares voted. As of the Record Date, the Record Holder of Batterymarch Mid-Cap Stock was the Insurance Company. Since the Insurance Company is the legal owner of the shares, attendance by the Insurance Company at the Meeting will constitute a quorum under the Declaration of Trust of the Trust.

         Voting instructions solicitations will be made primarily by mail, but beginning on or about February 1, 2008, voting instructions solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of Met Investors Advisory, LLC, its affiliates or other representatives of Batterymarch Mid-Cap Stock (who will not be paid for their soliciting activities). In addition, proxy solicitations may be made by Computershare Fund Services, the Trust's proxy solicitor. The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures (estimated at $50,000) will be borne by Batterymarch Mid-Cap Stock. Neither Lazard Mid-Cap or its Contract Owners will bear any costs associated with the Meeting, this proxy solicitation or any adjourned session.

         If shareholders of Batterymarch Mid-Cap Stock do not vote to approve the Reorganization, the Trustees of the Trust will consider other possible courses of action in the best interests of shareholders. If sufficient votes to approve the Reorganization are not received, the persons named as proxies on a proxy form sent to the Record Holder may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

         A shareholder of Batterymarch Mid-Cap Stock who objects to the proposed Reorganization will not be entitled under either Delaware law or the Declaration of Trust of the Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that each Reorganization as proposed is not expected to result in recognition of gain or loss to the Record Holders or Contract Owners for federal income tax purposes. In addition, if a Reorganization is consummated, the rights of shareholders to transfer their account balances among investment options available under the Contracts or to make withdrawals under the Contracts will not be affected.

         The Trust does not hold annual shareholder meetings. If a Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by the Trust in a reasonable period of time prior to that meeting.

         The votes of the shareholders of Lazard Mid-Cap are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

Shareholder Information

         The Record Holders of Batterymarch Mid-Cap Stock at the close of business on November 30, 2007 (the "Record Date") will be entitled to be present and vote at the Meeting with respect to shares of Batterymarch Mid-Cap Stock owned as of the Record Date. As of the Record Date, the total number of shares of Batterymarch Mid-Cap Stock outstanding and entitled to vote was:

                               Batterymarch Mid-Cap Stock

                             Class A           8,001,497.874


         As of the Record Date, the officers and Trustees of the Trust beneficially owned as a group less than 1% of the outstanding shares of Batterymarch Mid-Cap Stock and Lazard Mid-Cap, respectively.

Control Persons and Principal Holders of Securities

         As of the Record Date, to the knowledge of the Trustees and management of the Trust, MetLife of CT Separate Account Five for Variable Annuities, MetLife of CT Separate Account Nine for Variable Annuities, MetLife of CT Separate Account Eleven for Variable Annuities, MetLife of CT Separate Account Thirteen for Variable Annuities, MetLife of CT Separate Account QPN for Variable Annuities, MetLife of CT Separate Account QP for Variable Annuities, MetLife of CT Fund BD for Variable Annuities, MetLife of CT Fund BD III for Variable Annuities, MetLife of CT Separate Account TM for Variable Annuities, MetLife of CT Fund ABD for Variable Annuities, MetLife Insurance Company of CT Variable Annuity Separate Account 2002, MetLife of CT Fund U for Variable Annuities, MetLife of CT Separate Account CPPVUL1, MetLife of CT Fund UL III for Variable Life Insurance, MetLife of CT Separate Account PP for Variable Life Insurance, MetLife of CT Separate Account Six for Variable Annuities, MetLife of CT Separate Account Ten for Variable Annuities, MetLife of CT Separate Account Twelve for Variable Annuities, MetLife of CT Separate Account Fourteen for Variable Annuities, MetLife of CT Fund BD II for Variable Annuities, MetLife of CT Fund BD IV for Variable Annuities, MetLife of CT Separate Account TM II for Variable Annuities, MetLife of CT Fund ABD II for Variable Annuities, MetLife Life and Annuity Company of CT Variable Annuity Separate Account 2002, MetLife of CT Variable Life Insurance Separate Account Two, collectively owned of record 100% of the shares of Batterymarch Mid-Cap Stock.

         The Insurance Company has advised the Trust that as of the Record Date there were no persons owning Contracts which would entitle them to instruct the Insurance Company with respect to more than 5% of the shares of Batterymarch Mid-Cap Stock or Lazard Mid-Cap, respectively.

         As of the date of this Prospectus/Proxy Statement, MetLife and its affiliates owned 100% of the outstanding shares of the Trust and as a result MetLife may be deemed to be a control person with respect to the Trust.

                             FINANCIAL STATEMENTS AND EXPERTS


         The Annual Report of the Trust relating to Batterymarch Mid-Cap Stock, for the year ended and as of December 31, 2006, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement. The financial statements and financial highlights for the period indicated therein have been incorporated by reference herein and in the registration statement in reliance upon the report of Deloitte & Touche LLP, independent registered public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

         The Annual Report of the Trust relating to Lazard Mid-Cap, for the year ended and as of December 31, 2006, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement. The financial statements and financial highlights for the period indicated therein have been incorporated by reference herein and in the registration statement in reliance upon the report of Deloitte & Touche LLP, independent registered public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.


                                LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of Lazard Mid-Cap will be passed upon by Sullivan & Worcester LLP.

                            ADDITIONAL INFORMATION

         The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661 and at Woolworth Building, 233 Broadway, New York, New York 10279. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

                                 OTHER BUSINESS

         The Trustees of the Trust do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

    THE TRUSTEES OF THE TRUST RECOMMEND APPROVAL OF THE PLAN AND ANY UNMARKED
       VOTING INSTRUCTIONS WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.


January 7, 2008


Exhibit A


                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 30 day of November, 2007, by and between Met Investors Series Trust, a Delaware statutory trust, with its principal place of business at 5 Park Plaza, Suite 1900, Irvine, California 92614 (the "Trust"), with respect to its Lazard Mid-Cap Portfolio series (the "Acquiring Fund"), and the Trust, with respect to its Batterymarch Mid-Cap Stock Portfolio series (the "Selling Fund").

         The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A shares of beneficial interest, $.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, the Selling Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest;

         WHEREAS, the Trustees of the Trust have determined that the transactions contemplated herein will be in the best interests of the Acquiring Fund and its shareholders;

         WHEREAS, the Trustees of the Trust have determined that the Selling Fund should exchange all of its assets and liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the transactions contemplated herein;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

             TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
            THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                 LIABILITIES AND LIQUIDATION OF THE SELLING FUND

         1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange for the Selling Fund's assets (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and
(ii) to assume all of the liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

         1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

         The Selling Fund has provided the Acquiring Fund with its most recent unaudited financial statements, which contain a list of all of the Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Selling Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

         The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. The Selling Fund will, within a reasonable period of time (not less than 30 days) prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. In the event that the Selling Fund holds any investments that the Acquiring Fund may not hold, the Selling Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund, such disposition would violate the Selling Fund's fiduciary duty to its shareholders.

         1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all of the Selling Fund's liabilities reflected on a Statement of Assets and Liabilities prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period, and other obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date.

         1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to terminate as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such Shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement on Form N-14 which has been distributed to shareholders of the Selling Fund as described in paragraph 4.1(o).

         1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

         1.8 TERMINATION. The Trust shall take all necessary and appropriate steps under applicable law to terminate the Selling Fund promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                    VALUATION

         2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.

         2.3 SHARES TO BE ISSUED. The number of full and fractional Acquiring Fund Shares to be issued in exchange for the Selling Fund's assets shall be determined by multiplying the outstanding shares of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund by the net asset value per share of the Class A shares of the Acquiring Fund on the Valuation Date, determined in accordance with paragraph 2.2. Holders of Class A shares of the Selling Fund will receive Class A shares of the Acquiring Fund.

         2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company, the Acquiring Fund's custodian, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

         3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about April 28, 2008 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. Eastern time at the offices of Metropolitan Life Insurance Company, located at 260 Madison Avenue, 10th Floor, New York, New York 10016, or at such other time and/or place as the parties may agree.

         3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date (and the Closing Date) shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.3 TRANSFER AGENT'S CERTIFICATE. The Selling Fund shall cause its transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent, to issue and deliver, to the Secretary of the Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

                  (a) The Selling Fund is a separate investment series of the Trust, a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware.

                  (b) The Selling Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

                  (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (g) The unaudited financial statements of the Selling Fund at June 30, 2007 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

                  (h) Since June 30, 2007, there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

                  (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit by the Internal Revenue Service or any state or local tax authority, and no assessment has been asserted with respect to such returns.

                  (j) For each fiscal year of its operation, the Selling Fund has met, and will continue to meet through the Closing Date, the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification and treatment as a regulated investment company, has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward) and has met the diversification requirements of Section 817(h) of the Code and the regulations thereunder.

                  (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

                  (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

                  (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (n) The information furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (o) The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the "Prospectus/Proxy Statement"), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. The Prospectus/Proxy Statement included in the Registration Statement (other than information therein that relates to the Acquiring Fund and any other fund described therein other than the Selling Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

         4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

                  (a) The Acquiring Fund is a separate investment series of the Trust, a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware.

                  (b) The Acquiring Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) Except as otherwise disclosed in writing and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (f) The unaudited financial statements of the Acquiring Fund at June 30, 2007 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

                  (g) Since June 30, 2007, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

                  (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit by the Internal Revenue Service or any state or local tax authority, and no assessment has been asserted with respect to such returns.

                  (i) For each fiscal year of its operation, the Acquiring Fund has met, and will continue to meet through the Closing Date, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward) and has met the diversification requirements of Section 817(h) of the Code and the regulations thereunder.

                  (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                  (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (m) The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

                  (n) The Prospectus/Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                  (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

         5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

         5.2 APPROVAL BY SHAREHOLDERS. The Trust will call a meeting of the shareholders of the Selling Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.3 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

         5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

         5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and certified by the Trust's President, Vice President or Treasurer.


                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

         The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by the Trust's President or Vice President, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

         6.2 With respect to the Selling Fund, the Trust shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Trust and the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

                  (a) The Acquiring Fund is a separate investment series of a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate series of a Delaware statutory trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any statutory preemptive rights in respect thereof.

                  (e) The Registration Statement, to the knowledge of such counsel, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued; and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act and the 1940 Act, and as may be required under state securities laws.

                  (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust's Declaration of Trust or By-Laws or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

                  (g) Only insofar as they relate to the Acquiring Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

         Such opinion shall contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

                                   ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Trust's President or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

         7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Trust.

         7.3 With respect to the Acquiring Fund, the Trust shall have received on the Closing Date an opinion of Sullivan & Worcester LLP, counsel to the Trust and the Selling Fund, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

                  (a) The Selling Fund is a separate investment series of the Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a Delaware statutory trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act and the 1940 Act, and as may be required under state securities laws.

                  (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust's Declaration of Trust or By-laws, or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

                  (f) Only insofar as they relate to the Selling Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly represent the information required to be shown.

                  (g) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Selling Fund existing on or before the effective date of the Registration Statement or the Closing Date, required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its respective properties or assets and the Selling Fund is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus/Proxy Statement.

                  (i) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.

         Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

                                  ARTICLE VIII

          FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                            FUND AND THE SELLING FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Trust's Agreement and Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

         8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's investment company taxable income for all taxable periods ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending on the Closing Date (after reduction for any capital loss carryforward).

         8.6 The Trust shall have received a favorable opinion of Sullivan & Worcester LLP addressed to the Acquiring Fund and the Selling Fund, respectively, substantially to the effect that, for federal income tax purposes:

                  (a) The transfer of all of the Selling Fund assets in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares to the Selling Fund Shareholders in dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code.

                  (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund.

                  (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

                  (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

                  (e) The aggregate tax basis of the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such Selling Fund Shareholder immediately prior to the Closing, and the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such Selling Fund Shareholder (provided the Selling Fund shares were held as capital assets on the date of the Closing).

                  (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Closing, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

                  (g) The Acquiring Fund will succeed to and take into account capital loss carryovers, if any, of the Selling Fund described in Section 381(c) of the Code. The Acquiring Fund will take any capital loss carryovers into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and regulations thereunder.

                                   ARTICLE IX

                                    EXPENSES

         9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by the Selling Fund. Such expenses include, without limitation,
(a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees and any portfolio transaction costs.

                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

                  (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

                  (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Selling Fund, the Trust, or its Trustees or officers, to the other party. In such event, Metropolitan Life Insurance Company, or one of its affiliates, shall bear the expenses incurred by the Selling Fund and the Acquiring Fund incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

                                   ARTICLE XII

                                   AMENDMENTS

         12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Selling Fund Shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

         13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

         13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

         13.5 With respect to the Trust, the name used herein refers respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware, which are hereby referred to and are also on file at the principal offices of the Trust. The obligations of the Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Trust, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the trust property, and all persons dealing with the Selling Fund and the Acquiring Fund must look solely to the trust property belonging to the Selling Fund and the Acquiring Fund for the enforcement of any claims against the Selling Fund and the Acquiring Fund, respectively.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                                        MET INVESTORS SERIES TRUST ON BEHALF OF
                                        BATTERYMARCH MID-CAP STOCK PORTFOLIO

                                        By:
                                           -------------------------------------

                                        Name: Elizabeth M. Forget

                                        Title: President



                                        MET INVESTORS SERIES TRUST ON BEHALF OF
                                        LAZARD MID-CAP PORTFOLIO

                                        By:
                                           -------------------------------------

                                        Name: Elizabeth M. Forget

                                        Title: President